UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

AMENDMENT NO. 2 TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 9, 2004

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17000 Rotunda Drive, Dearborn, Michigan	48120

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     This Amendment No. 2 corrects the disclosure to Item 5.02 of the Current Report on Form 8-K of the Registrant dated September 9, 2004, related to the appointment of Patricia L. Higgins and James D. Thornton to the Registrant’s Board of Directors, as amended by the Current Report on Form 8-K/A of the Registrant filed on October 12, 2004. On October 6, 2004, Mr. Thornton was appointed to the Organization and Compensation Committee and the Corporate Responsibility Committee.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: October 12, 2004	By:	/s/Stacy L. Fox
Stacy L. Fox
Senior Vice President, General Counsel and Secretary